

ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY

Fiscal Year 2025 Shareholders' Meeting

November 13, 2025

www.americanbatterytechnology.com

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

2025 Shareholders' Meeting

- » Welcome
- » Shareholders' Meeting
- » CEO Update
- » Questions



ABTC Tonopah Flats Lithium Resource

NASDAQ : ABAT

ABTC Board of Directors

Introductions



Ryan Melsert



Susan Yun Lee



Rick Fezell



Elizabeth Lowery



Lavanya Balakrishnan



Bret Meich
General Counsel
Board Secretary

ABTC Executive Leadership Team



Ryan Melsert
CEO, CTO, and Director



Steven Wu
Chief Operating Officer



Jesse Deutsch
Interim Chief Financial Officer



Scott Jolcover
Chief Mineral Resource Officer

ABTC AMERICAN BATTERY TECHNOLOGY COMPANY



2025 Shareholders' Meeting

» Voting on Items Proposed in the Proxy Statements

ABTC Tonopah Flats Claystone-to-Lithium Hydroxide Demonstration Plant

Shareholder Vote

American Battery Technology Company
2025 Annual Shareholders' Meeting
November 13, 2025



ABTC AMERICAN BATTERY TECHNOLOGY COMPANY

2025 Shareholders' Meeting

» Secretary's & Inspector of Elections Report on Voting

- **Voting on Items Proposed in the Proxy Statements**

ABTC Commercial Recycling Facility


ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY

ABTC

2025 Shareholders' Meeting

» Adjournment of Shareholder Meeting

ABTC Tonopah Flats Lithium Hydroxide Pilot Plant

CEO Remarks

American Battery Technology Company
Ryan Melsert

Forward-Looking Statement

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are "forward-looking statements." Although the American Battery Technology Company's (the "Company") management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties, which could cause the Company's future results to differ materially from those anticipated. Potential risks and uncertainties include, among others, risks and uncertainties related to the Company’s ability to continue as a going concern; interpretations or reinterpretations of geologic information, unfavorable exploration results, inability to obtain permits required for future exploration, development or production; general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; continuing availability of government grants and other sources of financing; fluctuating mineral and commodity prices; final investment approval and the ability to obtain necessary financing on acceptable terms or at all. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended June 30, 2025. The Company assumes no obligation to update any of the information contained or referenced in this presentation.

Inferred Resource - Inferred Mineral Resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of limited geological evidence and sampling. The level of geological uncertainty associated with an Inferred Mineral Resource is too high to apply relevant technical and economic factors likely to influence the prospects of economic extraction in a manner useful for evaluation of economic viability. Because an Inferred Mineral Resource has the lowest level of geological confidence of all mineral resources, which prevents the application of the modifying factors in a manner useful for evaluation of economic viability, an Inferred Mineral Resource may not be considered when assessing the economic viability of a mining project, and may not be converted to a mineral reserve.

Indicated Resource - Indicated Mineral Resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of adequate geological evidence and sampling. The level of geological certainty associated with an Indicated Mineral Resource is sufficient to allow a qualified person to apply modifying factors in sufficient detail to support mine planning and evaluation of the economic viability of the deposit. Because an Indicated Mineral Resource has a lower level of confidence than the level of confidence of a Measured Mineral Resource, an Indicated Mineral Resource may only be converted to a Probable Mineral Reserve.

Measured Resource - Measured Mineral Resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of conclusive geological evidence and sampling. The level of geological certainty associated with a Measured Mineral Resource is sufficient to allow a qualified person to apply modifying factors, as defined in this section, in sufficient detail to support detailed mine planning and final evaluation of the economic viability of the deposit. Because a Measured Mineral Resource has a higher level of confidence than the level of confidence of either an Indicated Mineral Resource or an Inferred Mineral Resource, a Measured Mineral Resource may be converted to a Proven Mineral Reserve or to a Probable Mineral Reserve.

Mineral Reserve - Mineral Reserve is an estimate of tonnage and grade or quality of indicated and measured mineral resources that, in the opinion of the qualified person, can be the basis of an economically viable project. More specifically, it is the economically mineable part of a measured or indicated mineral resource, which includes diluting materials and allowances for losses that may occur when the material is mined or extracted.

Probable Mineral Reserve - Probable Mineral Reserve is the economically mineable part of an indicated and, in some cases, a measured mineral resource.

Proven Mineral Reserve - Proven Mineral Reserve is the economically mineable part of a measured mineral resource and can only result from conversion of a measured mineral resource.

Pre-Feasibility Study - A Preliminary Feasibility Study (or PFS or Pre-Feasibility Study) is a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a qualified person has determined (in the case of underground mining) a preferred mining method, or (in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing and an effective plan to sell the product. A Pre-Feasibility Study includes a financial analysis based on reasonable assumptions, based on appropriate testing, about the modifying factors and the evaluation of any other relevant factors that are sufficient for a qualified person to determine if all or part of the Indicated and Measured Mineral Resources may be converted to mineral reserves at the time of reporting. The financial analysis must have the level of detail necessary to demonstrate, at the time of reporting, that extraction is economically viable. A Pre-Feasibility Study is less comprehensive and results in a lower confidence level than a feasibility study. A Pre-Feasibility study is more comprehensive and results in a higher confidence level than an Initial Assessment. The estimates presented in the ABTC Tonopah Flats Pre-Feasibility Study were performed by third-party, qualified persons and were classified by geological and quantitative confidence in accordance with the Securities and Exchange Commission (SEC) Regulation S-K1300.

Initial Assessment - An Initial Assessment (or IA) is a preliminary technical and economic study of the economic potential of all or parts of mineralization to support the disclosure of mineral resources. The Initial Assessment must be prepared by a qualified person and must include appropriate assessments of reasonably assumed technical and economic factors, together with any other relevant operational factors, that are necessary to demonstrate at the time of reporting that there are reasonable prospects for economic extraction. An Initial Assessment is required for disclosure of mineral resources but cannot be used as the basis for disclosure of mineral reserves. An Initial Assessment is preliminary in nature and includes Inferred Mineral Resources that are considered too speculative geologically to have the economic considerations applied that would enable them to be classified as mineral reserves. There is no certainty that the economic results of an initial assessment will be realized. The mineral resource estimates presented in the ABTC Tonopah Flats Initial Assessment were performed by third-party, qualified persons and were classified by geological and quantitative confidence in accordance with the SEC Regulation S-K 1300.

ABTC Critical Mineral Manufacturing Businesses

1. A robust and **cost-competitive battery recycling industry** can ***close-the-loop*** and make a meaningful impact on near-term domestic supply

2. However, recycling alone cannot meet growing demand, therefore **domestic manufacturing of primary battery metals** needs to be ramped rapidly to ***fill-the-loop*** with low-cost and low environmental impact material

3. In addition to manufacturing primary battery metals, **domestic mineral resources need to be developed** in order to supply the primary feed for these facilities


End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Waste Cells
Active/Inactive Refined Materials
Chemical Refiners
Waste Material
Second Life Applications
1 Lithium-Ion Battery Recycling
2 Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
3 Mineral Resource Development

Major Highlights from Past Year

- Continued to ramp first commercial battery recycling facility and manufacture greater quantities of recycled critical minerals
  - Increased revenue to $4.3M in FY25 vs $0.3M in FY24
- Strong cash balance, $55.6M as of November 5, 2025; Cash and restricted cash of $12.5 million at June 30, 2025
- Added to Russell 2000/3000 index, and several other industry ETF's/indexes, significantly increasing market exposure and trading volume
  - Dollar trading volume increased ~10X from Spring 2025 to Summer 2025
- Currently no long-term debt, extinguishment of all debt and convertible notes
- More than doubled company-wide headcount to ~170 team members
- Tonopah Flats Lithium Project (TFLP) selected by the FAST-41 Permitting Council and the National Energy Dominance Council (NEDC) as a Transparency Priority Project in accordance with President Trump's March 20th Executive Order "Immediate Measures to Increase American Mineral Production"
  - TFLP subsequently upgraded to a full Covered Project by the FAST-41 Permitting Council, resulting in even further resources being assigned towards the streamlining of these federal permitting efforts

Major Company Goals

As Presented During November 2024 Shareholders' Meeting:

1) **Publication of Pre-Feasibility Study (PFS) for Tonopah Flats**
2) **Establishment of probable/proven Reserve at Tonopah Flats**
3) **Execution of long-term offtake agreement for Tonopah Flats LiOH**
4) **Conversion/monetization of $20M 48C awarded tax credit for Reno battery recycling facility**
5) **Commercial-scale recycled metals product sale from Reno hydrometallurgy train**
6) **Successful completion of US DOE supported claystone to LiOH pilot plant project**
7) **Contracting/kickoff of US DOE $150 million grant project for second battery recycling facility**
8) **Finalization of partner selection/site select for second battery recycling facility**
9) **Conversion/monetization of $40M 48C awarded tax credit for second battery recycling facility**
10) **Completion of R&D phase of awarded "next generation advanced" battery recycling technologies**


ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY
TONOPAH FLATS LITHIUM PROJECT
S-K 1300 TECHNICAL REPORT AND PRELIMINARY FEASIBILITY STUDY
Esmeralda and Nye Counties, Nevada, USA
Prepared for
American Battery Technology Company
Prepared by
Barr Engineering Co.
Effective date
04 September 2025
barr.com
170 South Main Street, Suite 500
Salt Lake City, UT 84101 801.333.8400
BARR
DAHROUGE

Key Company Goals

#1: Publication of Tonopah Flats Pre-Feasibility Study

Status: **Completed**

» Pre-Feasibility Study (PFS) published for Tonopah Flats

- **Increased Grade:** Grade entering refinery increased to approximately 2,100 ppm Li from approximately 800 ppm Li through beneficiation techniques to remove low-lithium bearing components from bulk claystone
- **Highly Competitive Production Cost:** Reduction of estimated production cost to $4,307/tonne LHM production cost, 9.2% estimated reduction from April 2024 Initial Assessment
- **Financially Competitive:** After-tax NPV@8% of $2.57 billion, IRR 21.8%, and 7.5 year payback from initial investment



Key Company Goals

#2: Establishment of probable/proven reserve at Tonopah Flats

Status: **Completed**

» As published in PFS, significant increase in resource as compared to estimates in IA, and establishment of mineral reserve:

- Sizeable 53% increase in Measured and Indicated Resources, and total increase in resource size of 11% to 21.3 million tonnes LHM
- Establishment of 2.73 million tonnes of LHM proven and probable reserves



Key Company Goals

#3: Execution of long-term offtake agreement for Tonopah Flats LiOH

Status: In Progress

» Successful manufacturing and confirmation of battery grade Lithium Hydroxide Monohydrate from pilot demonstration scale facility

» Qualification of product by strategic partners


ABTC

Key Company Goals

#4: Conversion/monetization of $20M 48C awarded tax credit for Reno battery recycling facility

Status: In Progress

» Competitively awarded investment tax credit available, and Certification process completed

» To be claimed as investment in first commercial battery recycling facility continues



Key Company Goals

#5: Commercial-scale recycled metals product sale from Reno hydrometallurgy train

Status: **In Progress**

- » Initial battery grade recycled products delivered to potential customers for evaluation
- » Confirmed to meet all required purity and quality specifications from potential customers
- » Continuing steps in qualification process


ABTC

Key Company Goals

#6: Successful completion of US DOE supported claystone to LiOH pilot plant project

Status: **Completed**

» Successfully completed all requirements of our $2.3 million grant award from the U.S. DOE for the design, construction, and operation of our integrated domestic claystone to lithium hydroxide pilot facility

- Selected by DOE AMMTO and invited to present at DOE event in Washington, DC in December 2024 highlighting aspects of project and how to run a successful DOE-supported pilot-scale demonstration



Key Company Goals

#7: Contracting/kickoff of US DOE $150 million grant project for second battery recycling facility

Status: **Completed**

» Selected for $150 million grant in September 2024

» Completed all contract negotiation and diligence processes and received final contract in December 2024, one of first projects to complete contracting process under this program


GEX
CLARK
EE

Key Company Goals

#8: Finalization of partner selection/site select for second battery recycling facility

Status: In Progress

- » Contracted development firm and evaluated over 30 prospective sites, downselected to final list of locations
- » US DOE process review audit of all projects within MESC office began in May 2025, currently finalizing outcome of audit process


ABTC
Lixivy
ABTC

Key Company Goals

#9: Conversion/monetization of $40.5M 48C awarded tax credit for second recycling facility

Status: In Progress

» Competitively awarded investment tax credit available

» To be applied towards construction cost of second recycling facility


125 ml
PYREX®
Made in Germany
No. 4980
STOPPER No. 5
125
100
75
50

Key Company Goals

#10: Completion of R&D phase of awarded "next generation advanced" battery recycling technologies

Status: **Completed**

- Completed all technical milestones and go/no-go criteria for project in March 2025
- Demonstrated financial viability of technologies through third-party Technical Economic Assessment (TEA)
- Next step is scale-up of each technology to integrated system bench-scale

Key Company Goals

Additional Milestones Achieved Beyond Planned Goals

» American Battery Technology Company Receives Letter of Interest from US EXIM Bank for $900 Million Financing for Tonopah Flats Lithium Project


ABTC

Key Company Goals

Additional Milestones Achieved Beyond Planned Goals

» American Battery Technology Company awarded competitive $1 million collaborative agreement with Argonne National Laboratory ReCell Center to advance novel lithium manufacturing technologies



Key Company Goals

Near-term Catalysts and Upcoming Major Goals and Milestones

1) Publication of Definitive Feasibility Study (DFS) for Tonopah Flats
2) Execution of additional drill program at Tonopah Flats Lithium Project to expand mineral resource and reserve
3) Increase FY26 revenue by at least 200% over FY25 *(this goal is not intended to be guidance)*
4) Complete FY26 with a positive cash gross profit (non-GAAP measure)
5) Deliver next-generation qualification-scale recycled battery grade product to strategic partner

Questions

info@batterymetals.com

www.americanbatterytechnology.com

100 Washington Street, #100
Reno, Nevada 89503

775.473.4744


125 ml
PYREX®
No. 4980
STOPPER No. 5
100
75
50

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